Exhibit 10.8

Free English Translation

LEASE EXECUTED AND ENTERED INTO BY RACINE, S.A. DE C.V., HEREBY REPRESENTED BY MR. SERGIO SILBERSTEIN ZYMAN (“LESSOR”) AND “FORESTAL, TERRANOVA MEXICO, S.A. DE C.V., HEREBY REPRESENTED BY MR. EDUARDO ANDRES FERRETTI RODRIGUEZ (“LESSEE”) IN ACCORDANCE WITH THE FOLLOWING:

REPRESENTATIONS

1.- LESSOR REPRESENTS:

A)- WHEREAS LESSOR IS A COMPANY ORGANIZED IN ACCORDANCE WITH DEED NO. 4371 NOTARIZED BY NOTARY PUBLIC NO. 60 OF AND FOR THE FEDERAL DISTRICT, MR. FRANCISCO DE P. MORALES DIAZ, HEREBY REPRESENTED BY MR. SERGIO SILBERSTEIN ZYMAN, MEXICAN, WITH FULL POWERS TO BIND HIMSELF IN THE TERMS HEREOF AND HAVING HIS DOMICILE IN JUAN RECINE 112-A, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL.

B)- WHEREAS LESSOR IS THE OWNER OF THE BUILDING LOCATED IN JUAN RACINE 112, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL.

C)- WHEREAS IT IS LESSOR’S DESIRE TO LEASE ONLY 271.00 M2 LOCATED IN THE FIRST FLOOR, AS WELL AS FIVE PARKING SPACES OF THE OFFICE BUILDING LOCATED IN JUAN RACINE 112, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL.

II.- LESSEE REPRESENTS:

A)- WHEREAS LESSEE IS A COMPANY ORGANIZED IN ACCORDANCE WITH DEED NO. 64,899 DATED DECEMBER 17 NINETEEN NINETY-EIGHT, NOTARIZED BY NOTARY PUBLIC NO. 103, MR. ARMANDO GALVEZ PEREZ ARAGON.

B)- WHEREAS MR. EDUARDO ANDRES FERRETTI RODRIGUEZ REPRESENTS BEING THE ATTORNEY-IN-FACT OF LESSEE WITH ALL NECESSARY POWERS TO ATTEND THE EXECUTION HEREOF IN ACCORDANCE WITH DEED NUMBER 64,899 DATED DECEMBER SEVENTEEN NINETEEN NINETY-EIGHT.

C)- WHEREAS LESSEE PERFECTLY KNOWS THE 271.00-M2 AREA LOCATED ON THE FIRST FLOOR, AND FIVE PARKING SPACES. THEREFORE, LESSEE IS INTERESTED IN LEASING SAME FROM THE OFFICES IN CONDOMINIUM LOCATED IN JUAN RACINE 112, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL.

[Illegible signature]

IN WITNESS WHEREOF THE PARTIES HERETO SET FORTH THE FOLLOWING:

CLAUSES

FIRST.- PURPOSE

LESSOR GIVES IN LEASE AND LESSEE RECEIVES IN LEASE THE TEMPORARY USE AND ENJOYMENT OF 271.00 M2 OF THE FIRST FLOOR AND FIVE PARKING SPACES FROM THE OFFICES IN CONDOMINIUM LOCATED IN JUAN RACINE 112, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL.

THE RENT OF THE 271.00 M2 OF THE FIRST FLOOR, AS WELL AS THE FIVE PARKING SPACES FROM THE OFFICES IN CONDOMINIUM LOCATED IN JUAN RACINE 112, COLONIA LOS MORALES, MEXICO, DISTRITO FEDERAL SHALL BE AD CORPUS IN ACCORDANCE WITH THE PHYSICAL CONDITIONS OBSERVED PRIOR TO SIGNATURE HEREOF AND WHICH SHALL BE THE RESPONSIBILITY OF LESSEE.

SECOND.- TERM

THE LEASE TERM IS TWO COMPULSORY YEARS FOR BOTH PARTIES. THIS TERM STARTS ON THE FIRST OF APRIL OF THE YEAR TWO THOUSAND AND ONE AND ENDS THE THIRTY-FIRST OF MARCH OF THE YEAR TWO THOUSAND AND THREE.

THE ABOVE TERM SHALL GRANT AN OPTION FOR EXTENSION FOR AN EQUAL PERIOD, PRIOR ACQUIESCENCE BY THE PARTIES, IF “FORESTAL TERRANOVA MEXICO, S.A. DE C.V., HEREBY REPRESENTED BY MR. EDUARDO ANDRES FERRETTI RODRIGUEZ, SO REQUIRES.

THIRD.- RENT

LESSEE SHALL PAY LESSOR IN THE DOMICILE OF LESSOR’S ADMINISTRATOR IN BOSQUE DE DURAZNOS 75-804, COL. BOSQUES DE LAS LOMAS, MEXICO D.F. C.P. 11700, OR THE DOMICILE SUBSEQUENTLY APPOINTED IN WRITING BY LESSOR, FOR MONTHLY RENT OF 271.00 M2, LOCATED ON THE FIRST FLOOR OF THE OFFICE BUILDING IN JUAN RACINE 112, SUBJECT MATTER HEREOF, THE AMOUNT OF THIRTY-SIX THOUSAND EIGHT HUNDRED SEVENTY-SEVEN PESOS 68/100 ($36,877.68) A MONTH PLUS VALUE ADDED TAX.

PAYMENT OF RENT SHALL BE MADE MONTHLY AND PAYABLE IN ADVANCED INSTALLMENTS WITHIN THE FIRST TEN (10) DAYS OF THE MONTH. RENT SHALL BE APPLICABLE EVEN IF THE PREMISES ARE OCCUPIED FOR TERMS INFERIOR TO ONE MONTH. CONSEQUENTLY, WITHOUT PREJUDICE OF THE DATE OF VACATION OF PREMISES BY LESSEE, RENT SHALL BE PAID FOR THE FULL MONTH.

IN THE EVENT OF FAILURE TO PAY MONTHLY RENT BY LESSEE WITHIN THE TERM ABOVE, LESSEE UNDERTAKES TO PAY LESSOR A MONTHLY INTEREST EQUAL TO THE AWC AS PUBLISHED BY BANCO DE MEXICO, PLUS 10 POINTS ON THE AMOUNT OF ALL OVERDUE MONTHLY PAYMENTS.

THE MONTHLY RENT TO BE PAID BY LESSEE TO LESSOR SHALL INCREASE ON A SEMI-ANNUAL BASIS IN ACCORDANCE WITH THE PERCENTAGE YIELDED BY THE AMENDMENT OF THE DOMESTIC CONSUMER PRICE INDEX ISSUED BY BANCO DE MEXICO

FOURTH.- VALUE ADDED TAX

LESSEE SHALL FULLY PAY THE VALUE ADDED TAX ACCORDING TO THE RENT HIRED AND DESCRIBED IN CLAUSE THREE OR, OTHERWISE, THAT REPLACING THE SAME; PROVIDED, HOWEVER, THAT SAID TAX IS IN ACCORDANCE WITH THE LAW ON ACCOUNT OF LESSEE.

FIFTH.- SUBLETTING

THE PREMISES ARE GRANTED FOR EXCLUSIVE OFFICE USE. LESSEE IS HEREBY EMPOWERED TO FULLY OR PARTIALLY SUBLET THE PREMISES SUBJECT MATTER HEREOF, PRIOR APPROVAL IN WRITING BY LESSOR, THIS IN THE INTELLIGENCE THAT THE SUBLETTING TERM SHALL NOT EXCEED THE TERM HEREOF. FURTHERMORE, LESSEE SHALL BE RESPONSIBLE TO LESSOR AS IF LESSEE USED AND ENJOYED THE SUBLET PROPERTY HIMSELF.

MOREOVER, IN EXECUTION OF THE SUBLETTING AGREEMENT, SUBLESSEE SHALL BE BOUND UNDER THE SAME TERMS AND CONDITIONS AS LESSEE.

SIXTH. – ALTERATIONS

IN ORDER FOR THE LEASED PREMISES TO COMPLY WITH ALL REQUIREMENTS OF LESSEE’S OPERATIONS, LESSOR HEREBY AUTHORIZES LESSEE TO CARRY OUT ALL ALTERATIONS, CONDITIONING AND INSTALLATIONS AS NECESSARY; PROVIDED, HOWEVER, THAT NO VARIATIONS AFFECTING THE STRUCTURE OR FAÇADE OF THE BUILDING - OR THE GENERAL OPERATION OF THE SAME – ARE MADE. LESSEE SHALL FURTHER BE EMPOWERED TO REMOVE OR LEAVE THE SAME IN BENEFIT OF THE PROPERTY IF ACCEPTED BY LESSOR UPON VACATING SAID PREMISES. IF REJECTION OF THE ABOVE, LESSEE SHALL BE BOUND TO RETURN THE PREMISES TO THE SAME CONDITION AS RECEIVED, EXCEPT FOR NORMAL WEAR AND TEAR. LESSOR SHALL ALSO PROVIDE CLEANING AND ALL ELEVATORS, LOBBY, STAIR AND COMMON AREA SERVICES.

LESSEE SHALL HIRE AND PAY FOR – ON LESSEE’S OWN ACCOUNT – ALL ELECTRICITY OF THE LEASED PROPERTY.

ALL REAL PROPERTY TAX ACCRUED BY THE LEASE PROPERTY SHALL BE ON ACCOUNT OF LESSOR.

SEVENTH. – REPAIRS

IT IS AGREED THAT LESSEE SHALL BE RESPONSIBLE FOR ALL REPAIRS CAUSED BY INSTALLATION WORKS PERFORMED IN THE LEASED PREMISES AND ALL THOSE DERIVED FROM THE USE OF SAME.

EIGHTH. – FORCE MAJEURE

IN CASE OF ACT OF GOD OR FORCE MAJEUR, LESSOR MAY RESCIND THIS AGREEMENT, WITHOUT ANY RESPONSIBILITY WHATSOEVER.

NINTH .– RESCISSION

LESSOR IS HEREBY EMPOWERED TO RESCIND THIS AGREEMENT UPON OCCURRENCE OF ANY OF THE FOLLOWING:

A)          NONCOMPLIANCE WITH PAYMENT OF TWO AGREED-UPON CONSECUTIVE MONTHLY PAYMENTS.

B)            NON-AUTHORIZED USE OF THE PREMISES.

C)            ALL OTHER PROVISIONS SET FORTH BY THE LAWS APPLICABLE HERETO.

D)           NONCOMPLIANCE WITH THE BOND HEREBY REQUESTED.

TENTH. – EARLY TERMINATION:

IF LESSEE SHOULD WISH TO EARLY TERMINATE THIS LEASE, LESSEE SHALL PROVIDE NOTIFICATION IN WRITING UPON A 60-DAY (SIXTY) NOTICE (ACKNOWLEDGMENT BY LESSOR), PAYING  A CONTRACTUAL PENALTY EQUAL TO ONE MONTHLY RENT AT THE MOMENT OF VACATING THE PREMISES.

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FOURTEENTH. – JURISDICTION:

FOR ALL MATTERS ASSOCIATED WITH THE CONSTRUCTION HEREOF AND COMPLIANCE HEREWITH, THE PARTIES EXPRESSLY SUBMIT THEMSELVES TO THE JURISDICTION OF THE COURTS OF MEXICO CITY, FEDERAL DISTRICT. THESE COURTS SHALL HAVE THE EXCLUSIVE COMPETENCY TO HEAR ANY TRIALS OR CLAIMS DERIVED HEREFROM. ALSO, THE PARTIES HEREBY WAIVE ANY OTHER JURISDICTION THAT MAY CORRESPOND TO THEM BY REASON OF THEIR CURRENT OR FUTURE DOMICILE.

THE PARTIES, HAVING LEARNT OF THE SCOPE, EFFECTS AND LEGAL FORCE OF THE CONTENTS HEREOF, SIGN THE SAME AT THE MARGIN OF EACH AND ALL PAGES, EXCEPT FOR THIS PAGE, WHERE THE PARTIES SHALL SIGN AT THE BOTTOM. EXECUTED IN MEXICO CITY, FEDERAL DISTRICT, ON THE SECOND OF MARCH OF THE YEAR TWO THOUSAND AND ONE.

“LESSOR”	“LESSEE”

RACINE, S.A. DE C.V.	FORESTAL TERRANOVA MEXICO,
TAXPAYER ID RAC-790806-K14	S.A. DE C.V.
TAXPAYER ID FTM 981218 7VA

[signature]	[signature]
MR	MR
SERGIO SILBERSTEIN ZYMAN	EDUARDO ANDRES FERRETTI RODRIGUEZ